Defined Contribution Plan	12 Months Ended
Dec. 31, 2017
Defined Contribution Plan
Defined Contribution Plan

Note 12 - Defined Contribution Plan

In 2014, the Company adopted a qualified 401(K) plan (“the Plan”), in which all employees over the age of 21 may participate. The Company has elected to match 100% of each participant’s contribution up to 3% of salary, and 50% of the next 2% of salary contributed. The Company may also elect, on an annual basis, to make a discretionary contribution to the plan. Company matches and discretionary contributions vest to participant accounts as follows: 20% after two years of service, and 20% per year thereafter until the participant reaches 6 years of service, at which time, employer contributions vest 100%. The costs of matching contributions were $33,725 in 2017 and $35,488 in 2016.